UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 19, 2013
Commission file number 001-11625

Pentair Ltd.
(Exact name of Registrant as specified in its charter)

Switzerland	98-1050812
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)
Freier Platz 10, 8200 Schaffhausen, Switzerland
(Address of principal executive offices)
Registrant’s telephone number, including area code: 41-52-630-48-00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events
Pentair Ltd. (“Pentair” or the “Company”) is revising its historical financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2012 (“2012 Form 10-K”) to reflect the adjustments made during 2013 to the purchase price allocation of the fair value of net assets acquired and liabilities assumed on September 28, 2012, the date of the Merger (as defined below).
Pentair took its current form on September 28, 2012 as a result of a reverse acquisition (the “Merger”) involving Pentair, Inc. and an indirect, wholly-owned subsidiary of Flow Control (defined below), with Pentair, Inc. surviving as an indirect, wholly-owned subsidiary of Pentair Ltd. “Flow Control” refers to Pentair Ltd. prior the Merger. On September 28, 2012 prior to the Merger, Tyco International Ltd. (“Tyco”) effected a spin-off of Flow Control through the pro-rata distribution of 100% of the outstanding common shares of Flow Control to Tyco’s shareholders. The Merger was accounted for as a reverse acquisition under the purchase method of accounting with Pentair, Inc. treated as the acquirer.
As reported in the 2012 Form 10-K, the purchase price for the Merger was preliminarily allocated as of December 31, 2012 based on the estimated fair value of net assets acquired and liabilities assumed at the date of the Merger. During 2013, the Company finalized the purchase price allocation and recorded fair value adjustments to the preliminary purchase price allocation reported at December 31, 2012. These purchase price adjustments have been reflected as of December 31, 2012 in the consolidated balance sheets included in Exhibit 99.1 hereto. These adjustments did not have a material impact on net income (loss) in 2012 and, therefore, Pentair has not adjusted its net income (loss) from continuing operations attributable to Pentair Ltd. for the year ended December 31, 2012. For additional information regarding the effects of changes to the purchase price allocation, see Note 1 to the consolidated financial statements of Pentair included in Exhibit 99.1 hereto.
This Current Report on Form 8-K updates the following items in the 2012 Form 10-K to reflect the finalization of the purchase price allocation described above:

•	Part II, Item 6. Selected Financial Data

•	Part II, Item 8. Financial Statements and Supplementary Data

All other information from the 2012 Form 10-K remains unchanged and has not been updated. The information in this Current Report on Form 8-K with respect to Pentair should be read in conjunction with the 2012 Form 10-K, and the subsequent quarterly reports on Form 10-Q for the quarterly periods ended March 30, 2013, June 29, 2013 and September 28, 2013.
ITEM 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description
23.1	Consent of Independent Registered Public Accounting Firm-Deloitte & Touche LLP.
99.1	Updated Part II, Item 6. Selected Financial Data and Item 8. Financial Statements and Supplementary Data from Pentair Ltd.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012.
101
The following materials from Pentair Ltd.’s Annual Report on Form 10-K for the year ended December 31, 2012 are filed herewith, formatted in XBRL (Extensible Business Reporting Language): (i) the Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, 2012, 2011 and 2010, (ii) the Consolidated Balance Sheets as of December 31, 2012 and 2011, (iii) the Consolidated Statements of Cash Flows for the years ended December 31, 2012, 2011 and 2010, (iv) the Consolidated Statements of Changes in Equity for the years ended December 31, 2012, 2011 and 2010 and (v) the Notes to the Consolidated Financial Statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on December 19, 2013.

PENTAIR LTD.
Registrant

By	/s/ John L. Stauch
John L. Stauch
Executive Vice President and Chief Financial Officer

PENTAIR LTD.
Exhibit Index to Current Report on Form 8-K
Dated December 19, 2013

Exhibit Number	Description
23.1	Consent of Independent Registered Public Accounting Firm-Deloitte & Touche LLP.
99.1	Updated Part II, Item 6. Selected Financial Data and Item 8. Financial Statements and Supplementary Data from Pentair Ltd.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012.
101
The following materials from Pentair Ltd.’s Annual Report on Form 10-K for the year ended December 31, 2012 are filed herewith, formatted in XBRL (Extensible Business Reporting Language): (i) the Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, 2012, 2011 and 2010, (ii) the Consolidated Balance Sheets as of December 31, 2012 and 2011, (iii) the Consolidated Statements of Cash Flows for the years ended December 31, 2012, 2011 and 2010, (iv) the Consolidated Statements of Changes in Equity for the years ended December 31, 2012, 2011 and 2010 and (v) the Notes to the Consolidated Financial Statements.